UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 9, 2017

JACOBS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21210	84-0922335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

179 SUMMERS STREET, SUITE 307, CHARLESTON, WV  25301

(Address of Principal Executive Offices) (Zip Code)

(304) 343-8171

Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 9, 2017 the Registrant completed a transaction which resulted in the Registrant’s ownership of 10% of the common shares (non-voting) of BritAmerica Management Group, Inc., (BMG) is a closely held parent company with a 100% owned subsidiary, BMG Insurance Brokers Ltd., an accredited Lloyd's Broker. BMG is a specialist Managing General Agent and Wholesale Broker with a business focus offering international pet and equine insurance, operating from offices located in United States and United Kingdom.

The transaction was accomplished as compensation for consulting services in the placement of surety bonding for the benefit of BMG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACOBS FINANCIAL GROUP, INC.

By:  /s/ John M. Jacobs

John M. Jacobs, President

Date: October 13, 2017